MEMBERS Life Insurance Company
Power of Attorney
Paul D. Barbato
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Paul D. Barbato, Director of
MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint
Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the
Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
TruStage™ ZoneChoice Income Annuity	333-
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 17 day of June, 2025.
/s/Paul D. Barbato
_________________________________
Paul D. Barbato
MEMBERS Life Insurance Company
Power of Attorney
William A. Karls
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, William A. Karls, Director of
MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint
Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the
Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
TruStage™ ZoneChoice Income Annuity	333-
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 17 day of June, 2025.
/s/William A. Karls
_________________________________
William A. Karls
MEMBERS Life Insurance Company
Power of Attorney
Brian J. Borakove
Treasurer
KNOW ALL PERSONS BY THESE PRESENT, that I, Brian J. Borakove, Director of
MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint
Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the
Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
TruStage™ ZoneChoice Income Annuity	333-
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 17 day of June, 2025.
/s/Brian J. Borakove
_________________________________
Brian J. Borakove
MEMBERS Life Insurance Company
Power of Attorney
Jennifer M. Kraus-Florin
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Jennifer M. Kraus-Florin, Director of
MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint
Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the
Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
TruStage™ ZoneChoice Income Annuity	333-
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 17 day of June, 2025.
/s/Jennifer M. Kraus-Florin
_________________________________
Jennifer M. Kraus-Florin
MEMBERS Life Insurance Company
Power of Attorney
Abigail R. Rodriguez
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Abigail R. Rodriguez, Director of
MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint
Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the
Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
TruStage™ ZoneChoice Income Annuity	333-
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 17 day of June, 2025.
/s/Abigail R. Rodriguez
_________________________________
Abigail R. Rodriguez
MEMBERS Life Insurance Company
Power of Attorney
Tammy L. Schultz
President/Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Tammy L. Schultz, President and
Director of MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the
Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
TruStage™ ZoneChoice Income Annuity	333-
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 17 day of June, 2025.
/s/Tammy L. Schultz
_________________________________
Tammy L. Schultz